               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      Oneida Ltd.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                   ONEIDA
                        ONEIDA LTD., ONEIDA, NY 13421

PETER J. KALLET
  Chairman of the Board,
  President and
  Chief Executive Officer

                                                                  April 30, 2004

TO OUR STOCKHOLDERS:

    You are cordially invited to attend ONEIDA LTD.'S 123rd Annual Meeting on May 26, 2004.

    Details regarding time and place as well as the matters which will be considered at the meeting are described in the accompanying Notice and Proxy Statement.

    We hope that you can attend. However, whether or not you plan to attend, please sign and date the enclosed proxy card and return it promptly in the postpaid envelope we have provided. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.

                                      Sincerely,

                                      Peter J. Kallet

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Notice of 2004 Annual Meeting of Stockholders
Proxy Statement.............................................    1
    General Information.....................................    1
        Action to be Taken Under Proxy......................    1
        Revocation of Proxy.................................    1
        Signatures on Proxy.................................    1
    Proposal to Elect Directors.............................    1
        Board of Directors..................................    1
        Nominees for Director...............................    2
        Recommendation of the Board of Directors............    3
        Vote Required.......................................    3
        Director Independence...............................    3
        Meetings of the Board of Directors..................    4
        Committees of the Board of Directors................    4
        Meetings of Independent Directors...................    5
        Attendance at Annual Meeting........................    5
        Directors' Compensation.............................    5
        Communications with the Board of Directors..........    5
        Availability of Corporate Governance Documents......    6
        Compensation Committee Interlocks & Insider
        Participation.......................................    6
        Certain Relationships & Related Transactions........    6
    Security Ownership of Certain Beneficial Owners.........    6
    Security Ownership of Management........................    7
        'SS'16(a) Beneficial Ownership Reporting............    8
    Executive Compensation..................................    9
        Summary Compensation Table..........................    9
        Stock Options.......................................   10
        Pension Plan Table..................................   11
        Employment Agreements...............................   11
        Equity Compensation Plans...........................   12
    Report of the Management Development & Executive
     Compensation Committee.................................   14
    Report of the Audit Committee...........................   16
    Independent Auditors....................................   17
    Proposal to Ratify Approval of Independent Auditors.....   17
        Recommendation of the Board of Directors............   17
        Vote Required.......................................   18
    Stockholders' Return Graph..............................   18
    Additional Information..................................   19
        Stockholder Proposals for Inclusion in 2005 Proxy
        Statement...........................................   19
        Stockholder Proposals for Presentation at 2005
        Annual Meeting......................................   19
        Other Proposed Actions..............................   19
        Annual Report.......................................   19
    Exhibit A: Audit Committee Charter......................  A-1

                                     ONEIDA

                                  ONEIDA LTD.
                             163-181 KENWOOD AVENUE
                             ONEIDA, NEW YORK 13421

                              -------------------

                 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 2004

                              -------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ONEIDA LTD. will be held in the Big Hall of the Mansion House located at 170 Kenwood Avenue in the City of Oneida, New York, on May 26, 2004 at 2 p.m. local time. At the Meeting, stockholders will be asked to:

    1. elect four directors for three-year terms;

    2. ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending January 29, 2005; and

    3. transact such other business as may properly come before the Meeting or any adjournment thereof.

    Only holders of Common Stock of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed envelope so your stock can be voted in accordance with the terms of the Proxy Statement.

                                          By Order of the Board of Directors

                                          CATHERINE H. SUTTMEIER

                                          CATHERINE H. SUTTMEIER
                                                Secretary

Oneida, New York
April 30, 2004

                                  ONEIDA LTD.
                             ONEIDA, NEW YORK 13421

                           --------------------------

                                PROXY STATEMENT
                                      FOR
                      2004 ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                              GENERAL INFORMATION

    The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Oneida Ltd. (the 'Company'), which will bear the cost of the solicitation. Regular employees of the Company may solicit proxies personally or by mail or telephone. Expenses, including out-of-pocket expenses and charges which may be incurred or made by nominees or custodians solicited in obtaining authorization from their principals to execute proxies, will be borne by the Company. The Company has retained The Altman Group, Inc. to assist in the solicitation of proxies from banks, brokers and nominees for an estimated fee of $4,500, plus other costs and expenses.

    Distribution of this Proxy Statement and related proxy soliciting materials to stockholders is scheduled to begin on or about May 3, 2004.

    Only holders of record of the Common Stock of the Company as of the close of business on April 19, 2004 are entitled to vote at the Annual Meeting. As of that date, there were outstanding 16,759,369 shares of Common Stock. Each share is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for a quorum at the Annual Meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

    Unless the giver of the proxy directs otherwise, the shares represented by the accompanying proxy will be voted (1) 'FOR' the election of the four directors for three-year terms; and (2) 'FOR' the ratification of PricewaterhouseCoopers LLP as independent auditors. In each case where the giver of a proxy has directed that the proxy be voted otherwise, it will be voted according to the direction given. As to any other business which properly comes before the meeting or any adjournment of it, the persons acting under the proxy intend to vote according to their judgment. As of the date hereof, management is not aware of any such other matters of business.

                              REVOCATION OF PROXY

    Anyone who gives a proxy may still vote in person. The giver may revoke the proxy at any time before it has been exercised. In this event, written notice of revocation should be filed with the Secretary of the Company.

                             SIGNATURES ON PROXIES

    If stock is registered in the name of two or more trustees or other persons, the proxy should be signed by each of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or administrator, whose title should follow the signature. If a stockholder is a corporation, the enclosed proxy should be signed by an executive officer, whose title should be indicated.

                          PROPOSAL TO ELECT DIRECTORS

BOARD OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation and amended Bylaws specify that the Board of Directors of the Company shall consist of not less than nine or more than fifteen Directors. These documents also provide that the Board of Directors is divided into three classes of Directors, each consisting, as nearly as possible, of one third of the entire Board. The Company's Board of Directors currently is comprised of ten members, divided into two classes of three directors and one class of four directors serving staggered three-year terms. Each Director holds office for a term ending on the date of the third Annual Meeting following the

Annual Meeting at which such Director was elected. At the 2004 Annual Meeting, stockholders are being asked to elect four directors, each for a three-year term expiring at the 2007 Annual Meeting.

NOMINEES FOR DIRECTOR

    The four nominees, William F. Allyn, Allan H. Conseur, Gregory M. Harden and Catherine H. Suttmeier, are members of the present Board of Directors and each was elected to a three-year term in 2001. Each of these nominees was recommended by the Nominating and Corporate Governance Committee. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Management has no reason to believe that any of the nominees will be unable or unwilling to serve. Should any nominee named in the table become unable or unwilling to accept nomination or election as a director, the persons acting under the proxy intend to vote for the election in his or her stead of such other person as the Nominating and Corporate Governance Committee may recommend.

                        NOMINEES FOR THREE YEAR TERMS EXPIRING MAY 30, 2007

WILLIAM F. ALLYN (b) (c) (d) ...............................  Chairman and Chief Executive Officer,
Director since 1989, Age 68                                   Welch Allyn Ventures, LLC

In 2000 Mr. Allyn was appointed to this position and he retired as President of Welch Allyn, Inc., a position he held for more than five years. Mr. Allyn is a director of M&T Bank.

ALLAN H. CONSEUR (a) .......................................  Executive Vice President
Director since 2001, Age 55

Mr. Conseur was elected Executive Vice President in 1999. He has been President, THC Systems, Inc.
and President, Oneida International, Inc. for more than the past five years.

GREGORY M. HARDEN (a) (b) (c) ..............................  President and Chief Executive
Director since 1998, Age 47                                   Officer, Harden Furniture Co., Inc.

Mr. Harden has held the above position for more than the past five years. Mr. Harden is a director of Phoenix Footware Co. and Utica Mutual Insurance Co.

CATHERINE H. SUTTMEIER (a) .................................  Corporate Vice President, Secretary
Director since 1998, Age 47                                   and General Counsel

Ms. Suttmeier was elected Corporate Vice President in 1999. She has been Vice President, Secretary and General Counsel for more than the past five years.

                  DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE MAY 25, 2005

J.PETER FOBARE (a) .........................................  Senior Vice President and General
Director since 1998, Age 54                                   Manager, Oneida Consumer Retail and
                                                              Direct Divisions

Mr. Fobare assumed responsibility for the Consumer Direct Division in 1999. He has been Senior Vice
President and General Manager of the Consumer Retail Division for more than the past five years.

WHITNEY D. PIDOT (d) (e) ...................................  Partner, Shearman & Sterling,
Director since 1996, Age 60                                   Attorneys, New York

Mr. Pidot has been a partner with Shearman & Sterling for more than the past five years.

WILLIAM M. TUCK (b) (c) (d) ................................  Former President, Crouse-Hinds
Director since 1996, Age 68                                   Division of Cooper Industries, Inc.

Mr. Tuck retired as President of Crouse-Hinds in 1998.

                  DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE MAY 31, 2006

GEORGIA S. DERRICO (b) (c) (d) .............................  Chairman of the Board and Chief
Director since 1982, Age 59                                   Executive Officer, Southern Financial
                                                              Bancorp, Inc.

Ms. Derrico has held the above position for more than the past five years.

PETER J. MARSHALL (b) (c) ..................................  Vice President and Chief Finance
Director since August 2002, Age 50                            Officer, Dover Technologies
                                                              International, Inc.

Mr. Marshall has held the above position for more than the past five years.

PETER J. KALLET (a) ........................................  Chairman of the Board, President and
Director since 1996, Age 57                                   Chief Executive Officer

Mr. Kallet was elected Chairman of the Board in May 2000. He has served as Chief Executive Officer and President for more than the past five years.

---------

 (a) Member of the Executive Committee.

 (b) Member of the Audit Committee.

 (c) Member of the Management Development and Executive Compensation Committee.

 (d) Member of the Nominating and Corporate Governance Committee.

 (e) Mr. Pidot attends meetings of the Audit Committee and the Management Development and Executive Compensation Committee by invitation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors unanimously recommends a vote 'FOR' each of the four nominees.

VOTE REQUIRED

    An affirmative vote of a majority of stockholders present in person or by proxy is necessary for the election of these directors.

DIRECTOR INDEPENDENCE

    The Board of Directors has determined that each of the current Directors, except Messrs. Kallet, Conseur Fobare and Ms. Suttmeier, are 'independent' under the current independence standards of both the New York Stock Exchange and the Securities and Exchange Commission, and have no material relationships with the Company (either directly or as a partner, shareholder or officer of any entity) which could be inconsistent with a finding of independence. In making these determinations, the Board of Directors has broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, and familial relationships, among others.

    Mr. Allyn serves as a Director of M&T Bank, one of the group of lenders participating in the Company's primary financing vehicle, its Amended and Restated Credit Agreement. The Board of Directors reviewed all facts and circumstances of the association between the Company, Mr. Allyn and M&T Bank, including the nature and volume of services provided to the Company by M&T Bank, and determined that Mr. Allyn has no material relationship with the Company other than as a Director and that he is 'independent'.

    Mr. Pidot is a partner in the law firm of Shearman & Sterling, a long-time provider of legal services to the Company. The Board of Directors reviewed all facts and circumstances of the association between the Company, Mr. Pidot and Shearman & Sterling, including the nature and volume of services provided to the Company by Shearman & Sterling, and determined that Mr. Pidot has no material relationship with the Company other than as a Director and that he is 'independent'.

    Messrs. Kallet, Conseur and Fobare and Ms. Suttmeier were not deemed 'independent' because they are current executive officers of the Company.

MEETINGS OF THE BOARD OF DIRECTORS

    During the past fiscal year, the Board of Directors held sixteen meetings. All directors attended more than seventy-five percent of the total number of meetings of the Board of Directors and of the standing committees on which they served, except for Mr. Conseur who attended only seven of the eleven Executive Committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has four standing committees: an Audit Committee, an Executive Committee, a Management Development and Executive Compensation Committee and a Nominating and Corporate Governance Committee. All members of the Audit, Management Development and Executive Compensation and Nominating and Corporate Governance Committees have been determined by the Board to be 'independent' under the above-referenced director independence standards. The Audit, Management Development and Executive Compensation and Nominating and Corporate Governance Committees operate under written charters that are available, without cost, on the 'Investor Information' section of the Company's Internet website at www.oneida.com.

    Audit Committee. During the past fiscal year, the committee met on six occasions. The Committee's primary responsibility is oversight of the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In particular, the Committee continually reviews and provides guidance on the organization, quality and integrity of the Company's accounting systems and internal controls, reviews and preapproves all annual and quarterly financial statements and reports, press releases and related disclosures, ensures the Company's compliance with legal and regulatory requirements, tracks important trends and developments in financial reporting practices and provides guidance relative to their effects on the Company's financial statements, discusses with the independent auditors all critical accounting policies and practices to be used by the Company in preparing its financial statements, appoints the independent auditor and periodically reevaluates the independent auditors' qualifications and independence, approves all audit and non-audit work to be performed by the independent auditors, supervises the internal audit function's organization, responsibilities, plans, results, budget and staffing supervises, reviews and makes recommendations to the Board of Directors with respect to the independent auditors' management letter and prepares an annual Committee Report for inclusion in the Company's proxy statement. The Committee's responsibilities are set forth in more detail in the Amended and Restated Audit Committee Charter attached to this Proxy as Exhibit A.

    The Board of Directors has determined that each of the five members of the Audit Committee, Messrs. Allyn, Harden, Marshall and Tuck and Ms. Derrico, meets the Securities and Exchange Commission criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the New York Stock Exchange Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, the Audit Committee and Board of Directors considered all relevant academic and professional experience of the Committee members.

    Executive Committee. During the past fiscal year, the committee met on 11 occasions. The Committee reviews and approves all capital expenditures of the Company in excess of $100,000.

    Management Development and Executive Compensation Committee. During the past fiscal year, the committee met on two occasions. The committee reviews and establishes the salaries of the officers who are compensated at an annual basic rate of $150,000 or more. The committee also makes recommendations to the Board of Directors with respect to the organization, management and personnel of the Company and has responsibility for administering the Company's stock option plans, restricted stock awards, deferred compensation and incentive compensation plans. As a result of the November 2003 consolidation of the Pension and Profit Sharing Fund Investment Committee into the Management Development and Executive Compensation Committee, the committee now also makes recommendations to the Board of Directors with respect to the investment of funds held in the pension and profit sharing plans of the Company and its subsidiaries.

    Nominating and Corporate Governance Committee. During the past fiscal year, the committee held two meetings. The Committee has responsibility for recommending to the Board of Directors: (i) an annual slate of directors to be elected at the Annual Meeting of Stockholders, (ii) as needed, candidates to fill vacancies on the Board, and (iii) compensation to be paid to non-employee Directors. In addition, the Committee advises the Board periodically with respect to significant developments in the law and practice of corporate governance as well as the Company's compliance with the Company's Corporate Governance Guidelines and applicable laws and regulations, and makes recommendations to the Board on all matters of corporate governance and on any corrective action to be taken, as the Committee may deem appropriate.

    The Nominating and Corporate Governance Committee will consider Director nominations timely made by stockholders pursuant to the requirements of the Company's 'Stockholder Proposals' provision located in the 'Other Matters' section of this Proxy Statement. As with candidates recommended by the Nominating and Corporate Governance Committee, Director candidates nominated by stockholders must be highly qualified and be willing, able and expressly interested in serving on the Company's Board of Directors.

MEETINGS OF INDEPENDENT DIRECTORS

    Beginning in fiscal year ended January 2005, the independent members of the Board of Directors will meet without members of management or directors not determined to be independent at least once each Company fiscal quarter. The Board of Directors has determined that a presiding director should chair all such meetings of the independent directors. For the fiscal year ended January 2005, Mr. William F. Allyn has been elected to serve as Chairperson of the meetings of independent directors.

ATTENDANCE AT ANNUAL MEETING

    The Company expects all directors to attend the Annual Meeting of Stockholders each year. All of the Company's then-current directors attended the Company's 2003 Annual Meeting of Stockholders.

DIRECTORS' COMPENSATION

    Directors who are not employees of the Company receive $19,000 on an annual basis for serving as directors of the Company. They also receive $1,250 per Board meeting, $750 each for the first two committee meetings held on the day of regular Board meetings, $400 for the third committee meeting held on the day of regular Board meetings and $750 for special committee meetings not held on the day of regular Board meetings. Committee chairpersons receive an additional $50 per committee meeting. In lieu of the foregoing committee meeting and chair fees, the Chairperson of the Audit Committee receives $1,200 for each Audit Committee meeting.

    Under the Oneida Ltd. 2000 Non-Employee Directors' Equity Plan, each non-employee director may elect to receive all or a portion of his or her annual retainer in Common Stock of the Company. The total number of shares is determined by dividing the portion of the annual retainer that the director has elected to receive in Common Stock by the average closing price of the stock for the five day period immediately preceding the Board of Directors meeting at which annual retainers are paid. This year three of the six non-employee directors elected to receive a portion of his or her annual retainer in Common Stock. Pursuant to these elections, non-employee directors received the following shares pursuant to the Plan: William F. Allyn -- 3,417; Georgia S. Derrico -- 3,417; and Peter J. Marshall -- 600.

    Pursuant to the 2003 Non-Employee Directors Stock Option Plan, as amended, each newly elected and continuing non-employee member of the Board of Directors is granted an annual option to purchase 1,000 shares of the Company's Common Stock. All director options have a per share exercise price equal to the fair market value of the shares on the date of grant. Director options automatically vest and become exercisable twelve months from date of grant. All director options expire ten years from date of grant.

    Retiring non-employee directors who serve ten years or more on the Board continue to receive their retainer for ten years following their retirement. Non-employee directors who retire with five to ten years of service receive 50% of their annual retainer for the ten-year period after retirement.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

    The Board of Directors has approved a process for stockholders, Company employees and other interested parties to send communications to the Board of Directors, committee chairs and/or individual directors. Stockholders, Company employees and other interested parties may communicate with the full Board of Directors, a specified committee of the Board, the chair of any Board committee, the independent directors and/or a specified individual director by United States mail addressed to P.O. Box 935, Oneida, New York

13421, via the Internet at www.ci-wackenhut.com/oneida.htm, or by telephone at
(877) 209-3664. The Board has instructed the Secretary of the Company to forward all United States mail promptly to the relevant addressee. Telephone calls and Internet communications will be handled by The Wackenhut Corporation, a third party service provider, who will summarize the information provided in a report that is promptly provided to the appropriate individual.

AVAILABILITY OF CORPORATE GOVERNANCE DOCUMENTS

    The Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters of the Audit Committee, Management Development and Executive Compensation Committee, and Nominating and Corporate Governance Committee are available, without cost, on the 'Investor Information' section of the Company's Internet website at www.oneida.com. Copies of these materials are also available in print upon receipt of written request addressed to Oneida Ltd., Investor Relations Department, 163-181 Kenwood Avenue, Oneida, New York 13421. The Company intends to promptly disclose all amendments to, and waivers of any of the provisions of, these documents on the Company's website.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Pidot attends meetings of the Audit Committee and the Management Development and Executive Compensation Committee by invitation, but he is not a voting member of the Committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has, for over 75 years, used the services of the law firm of Shearman & Sterling, in which Mr. Pidot is a partner and member of the Executive Group, for a variety of matters. Management believes that the Company's relationship with Shearman & Sterling during the past fiscal year was on terms that were reasonable and in the best interests of the Company.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table lists the only stockholders known to the Company to be beneficial owners of more than five percent of the Company's Common Stock as of December 31, 2003:

                                                                   PERCENTAGE OF
                                                                  TOTAL NUMBER OF
                NAME AND ADDRESS                    NUMBER OF       OUTSTANDING
              OF BENEFICIAL OWNERS                 SHARES OWNED       SHARES
              --------------------                 ------------       ------
Ariel Capital Management, Inc ...................   3,261,530         19.602%
    200 E. Randolph Drive, Suite 2900
    Chicago, IL 60601(1)(2)

Fidelity Management Trust Company ...............   1,835,565          11.02%
    Trustee for the Benefit of the Oneida Ltd.
    Employee Stock Ownership Plan
    82 Devonshire Street
    Boston, MA 02109(3)

Ironwood Capital Management, LLC ................   1,507,225           9.06%
    21 Custom House Street
    Boston, MA 02110(4)

The TCW Group, Inc., on behalf of the TCW
    Business Unit ...............................   1,436,844            8.6%
    865 South Figueroa Street
    Los Angeles, CA 90017(5)

U.S. Trust Corp., United States Trust Company of
    New York and U.S. Trust Company, N.A. .......   1,414,021           8.49%
    114 West 47th Street
    New York, NY 10036(6)

Royce & Associates, LLC .........................     973,200           5.85%
    1414 Avenue of the Americas
    New York, NY 10019(7)

                                                        (footnotes on next page)

(footnotes from previous page)

(1) The Company has received a copy of a Schedule 13G filed with the Securities and Exchange Commission by Ariel Capital Management, Inc. reporting beneficial ownership. This stockholder is described in the Schedule as 'an investment adviser in accordance with 'SS'240.13d-1(b)(ii)(E)'.

(2) On April 8, 2004, Ariel Capital Management filed a Schedule 13G/A filed with the Securities and Exchange Commission reporting beneficial ownership of 0 shares of Company Common Stock as of March 31, 2004.

(3) On June 8, 1987, the Company established an Employee Stock Ownership Plan for the benefit of its Oneida Ltd. employees. The individual employee participants have sole voting power for the shares. The Company is the named fiduciary and administrator of the plan, and a committee appointed by the Board of Directors has sole dispositive power with regard to the shares, except that the individual employee participants have dispositive powers with regard to the shares in the event of a tender offer or any other offer or option to buy or exchange a significant number of shares in the trust. Fidelity Management Trust Company, as trustee for the plan, has no discretionary power over the shares.

(4) The Company has received a copy of a Schedule 13G filed with the Securities and Exchange Commission by Ironwood Capital Management, LLC reporting beneficial ownership. This stockholder is described in the Schedule as 'an investment adviser in accordance with 'SS'240.13d-1(b)(ii)(E)'.

(5) The Company has received a copy of a Schedule 13G filed with the Securities and Exchange Commission by The TCW Group, Inc., on behalf of the TCW Business Unit, reporting beneficial ownership. This stockholder is described in the Schedule as 'a parent holding company or control person in accordance with 'SS'240.13d-1(b)(1)(ii)(G)'.

(6) The Company has received a copy of a Schedule 13G filed with the Securities and Exchange Commission by U.S. Trust Corp., United States Trust Company of New York and U.S. Trust Company, N.A. reporting beneficial ownership. This stockholder is described in the Schedule as a 'bank as defined in section 3(a)(6) of the Act (15 U.S.C. 78c) and as 'a parent holding company or control person in accordance with 'SS'240.13d-1(b)(1)(ii)(G)'.

(7) The Company has received a copy of a Schedule 13G filed with the Securities and Exchange Commission by Royce & Associates, LLC reporting beneficial ownership. This stockholder is described in the Schedule as 'an investment advisor registered under Section 203 of the Investment Advisors Act of 1940'.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table lists the Company's Common Stock beneficially owned by the management and directors of the Company as of April 1, 2004:

                                                               NUMBER OF
NAME OF BENEFICIAL OWNER                                      SHARES OWNED
------------------------                                      ------------
William F. Allyn............................................     15,998(1)
Allan H. Conseur............................................     77,754(3)(4)
Georgia S. Derrico..........................................     34,061(1)
J. Peter Fobare.............................................     92,474(3)(4)
Gregory M. Harden...........................................     50,319(1)
James E. Joseph.............................................     18,466(3)(4)
Peter J. Kallet.............................................    201,271(3)(4)
Paul Masson.................................................          0
Peter J. Marshall...........................................      1,400(2)
Whitney D. Pidot............................................     16,787(1)
Catherine H. Suttmeier......................................     73,372(3)(4)
William M. Tuck.............................................     11,380(1)
Nominees for director and directors and officers as a
  group.....................................................    866,122(1)(2)(3)(4)

The nominees and directors and officers as a group own 5.17% (1)(2)(3)(4)
                                                        (footnotes on next page)

(footnotes from previous page)

(1) Includes 6,000 shares which as of April 1, 2004 could be acquired within 60 days upon the exercise of options under the 1998 and 2003 Non-Employee Directors Stock Option Plans, as amended.

(2) Includes 1,000 shares which as of April 1, 2004 could be acquired within 60 days upon the exercise of options under the 1998 and 2003 Non-Employee Directors Stock Option Plans, as amended.

(3) Includes shares which as of April 1, 2004 could be acquired within 60 days upon the exercise of options under the Oneida Ltd. 1998 and 2002 Stock Option Plans and the Oneida Ltd. Employee Stock Purchase Plan in the following amounts: A. Conseur -- 65,741; J.P. Fobare -- 62,047; J.
    Joseph -- 15,011; P. Kallet -- 140,951; P. Masson -- 0; C.
    Suttmeier -- 60,927; and other Executive Officers as a group -- 100,190.

(4) Includes shares held indirectly through the Company's Employee Stock Ownership Plan, as amended, in the following amounts as of April 1, 2004: A. Conseur -- 696; J. P. Fobare -- 7,688; J. Joseph -- 3,445; P.
    Kallet -- 11,802; P. Masson -- 0; C. Suttmeier -- 4,945; and other Executive Officers as a group -- 10,905.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of the Company's stock. Copies of these reports must also be furnished to the Company. Based solely upon its review of these copies, the Company believes that during the fiscal year ended in January 2004, all of such forms were filed on a timely basis by reporting persons.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows for the past three fiscal years the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued, to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers.

                                                                                               LONG TERM COMPENSATION
                                                                                        ------------------------------------
                                            ANNUAL COMPENSATION                           AWARDS             PAYOUTS
                       --------------------------------------------------------------   ----------   -----------------------
      NAME AND                                                                          RESTRICTED   SECURITIES
      PRINCIPAL        FISCAL YEAR                 CASH        STOCK     OTHER ANNUAL     STOCK      UNDERLYING      LTIP
      POSITION          ENDED(1)     SALARY(2)   INCENTIVE   INCENTIVE   COMPENSATION     AWARDS     OPTIONS #    PAYOUTS(3)
      --------          --------     ---------   ---------   ---------   ------------     ------     ----------   ----------
Peter J. Kallet,          2004       $366,923    $      0       $0            $0            $0         50,000         $0
 Chairman of the          2003(5)     340,614           0        0             0             0         50,000          0
 Board, President         2002        354,000           0        0             0             0         50,000          0
 and CEO

Allan H. Conseur,         2004        391,385           0        0             0             0         25,000          0
 Executive                2003(5)     363,322           0        0             0             0         25,000          0
 Vice President           2002        377,600           0        0             0             0         20,000          0

J. Peter Fobare           2004        202,827           0        0             0             0         15,000          0
 Senior Vice              2003(5)     188,284           0        0             0             0         15,000          0
 President                2002        195,683           0        0             0             0         15,000          0
 and General
 Manager, Consumer
 Retail and Direct
 Divisions

James E. Joseph,          2004        183,903           0        0             0             0         15,000          0
 Senior Vice              2003(5)     157,112           0        0             0                       15,000          0
 President                2002        175,891           0        0             0                       10,000          0
 and General Manager
 Foodservice Division

Paul Masson, Senior       2004        252,000(7)   36,000(8)     0             0             0              0          0
 Vice President           2003        211,725(7)   32,000(8)     0             0             0              0          0
 and General Manager      2002        160,994(7)   28,000(8)     0             0             0              0          0
 International
 Division(6)


      NAME AND
      PRINCIPAL           ALL OTHER
      POSITION         COMPENSATION(4)
      --------         ---------------
Peter J. Kallet,           $3,884
 Chairman of the                0
 Board, President               0
 and CEO

Allan H. Conseur,           1,787
 Executive                      0
 Vice President                 0

J. Peter Fobare             4,227
 Senior Vice                    0
 President                      0
 and General
 Manager, Consumer
 Retail and Direct
 Divisions

James E. Joseph,            2,739
 Senior Vice                    0
 President                      0
 and General Manager
 Foodservice Division

Paul Masson, Senior             0
 Vice President                 0
 and General Manager            0
 International
 Division(6)

---------

(1) Fiscal year ended 2004 contained 53 weeks, while fiscal years ended 2003 and 2002 contained 52 weeks.

(2) Includes amounts deferred pursuant to salary reduction arrangements under the Oneida Ltd. 401(k) Savings Plan, as amended and the Oneida Ltd. Deferred Compensation Plan for Key Employees.

(3) LTIP: Long-Term Incentive Payments.

(4) Includes allocation of shares to the executives' accounts under the Oneida Ltd. Employee Stock Ownership Plan, a defined contribution retirement plan, for fiscal year ended January 2004 in the following amounts:
    P. Kallet -- 641; A. Conseur -- 292; J. P. Fobare -- 737; J. Joseph -- 479; and P. Masson -- 0. Shares are valued at the market price on the dates of allocations. There were no Employee Stock Ownership Plan contributions for fiscal years ended January 2002 or 2003.

(5) During the first half of fiscal year ended 2003, the salaries of all of the Company's domestic senior executives, including Messrs. Kallet, Conseur, Fobare and Joseph, were reduced by 10%.

(6) Mr. Masson was elected Senior Vice President and Managing Director, International Division in March 2003. During the remainder of fiscal year ended January 2004, all of fiscal year ended January 2003 and the later half of fiscal year ended January 2002, Mr. Masson was Vice President, International Division. During the first half of fiscal year ended January 2002, Mr. Masson was Managing Director, Europe, Africa and Asia.

(7) As an employee of the Company's Oneida U.K., Limited subsidiary, Mr. Masson's salary is paid in English Pounds. Mr. Masson's salary for fiscal years ended January 2004, 2003 and 2002 was `L'140,000, `L'132,328 and
    `L'114,996, respectively. Solely for the purposes of presentation in this Summary Compensation table, Mr.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

    Masson's salary was translated into U.S. dollars using the exchange rate in effect on the last day of the fiscal year during which such salary was paid. The exchange rates used to convert Mr. Masson's salary for fiscal years ended January 2004, 2003 and 2002 were 1.8, 1.6 and 1.4, respectively.

(8) As an employee of the Company's Oneida U.K., Limited subsidiary, Mr. Masson is paid in English Pounds. Mr. Masson's cash incentive for each of fiscal years ended January 2004, 2003 and 2002 was `L'20,000. Solely for the purposes of presentation in this Summary Compensation table, Mr. Masson's cash incentive was translated into U.S. dollars using the exchange rate in effect on the last day of the fiscal year during which such cash incentive was paid. The exchange rates used to convert Mr. Masson's cash incentive for fiscal years ended January 2004, 2003 and 2002 were 1.8, 1.6 and 1.4, respectively.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options under the Company's 1998 and 2002 Stock Option Plans to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers as of the end of the past fiscal year.

                       OPTION GRANTS IN PAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                       -------------------------------------------------------------------------------
                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
                       NUMBER OF     % OF TOTAL                                      STOCK PRICE
                         SHARES       OPTIONS                                     APPRECIATION FOR
                       UNDERLYING    GRANTED TO      EXERCISE                        OPTION TERM
                        OPTIONS     EMPLOYEES IN     OR BASE      EXPIRATION   -----------------------
NAME                   GRANTED(#)   FISCAL YEAR    PRICE ($/SH)      DATE       5%($)          10%($)
----                   ----------   -----------    ------------      ----       -----          ------
P. Kallet............    50,000         19.1%         $11.00         2013      $346,000       $876,500
A. Conseur...........    25,000          9.6           11.00         2013       173,000        438,250
J. P. Fobare.........    15,000          5.7           11.00         2013       103,800        262,950
J. Joseph............    15,000          5.7           11.00         2013       103,800        262,950
P. Masson............         0            0              --           --             0              0

    NOTE: The 1998 and 2002 Stock Option Plans provide for grants of Common Stock options to executive officers and key employees of the Company and its subsidiaries. The exercise price for shares granted is the market value of the shares on the date of the grant. The exercise price may be paid in cash; from time to time payment has been allowed in other forms, including exchange of Common Stock of the Company previously held by the executive. The vesting schedule as well as the term during which an option may be exercised are established at the time of the grant.

    The following table sets forth information with respect to the named executives concerning the exercise of options during the past fiscal year and unexercised options held at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN PAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                                  NUMBER OF
                                                                   SHARES          VALUE OF
                                                                 UNDERLYING       UNEXERCISED
                                                                 UNEXERCISED     IN-THE-MONEY
                                                                 OPTIONS AT       OPTIONS AT
                                                                   FY-END          FY-END($)
                                     SHARES                    ---------------     ---------
                                   ACQUIRED ON      VALUE       EXERCISABLE/     EXERCISABLE/
NAME                               EXERCISE(#)   REALIZED($)    UNEXERCISABLE    UNEXERCISABLE
----                               -----------   -----------    -------------    -------------
P. Kallet........................       0             0        140,600/112,400    $     0/$0
A. Conseur.......................       0             0          64,300/54,200          0/ 0
J. P. Fobare.....................       0             0          61,300/34,200          0/ 0
J. Joseph........................       0             0          14,400/28,600          0/ 0
P. Masson........................       0             0                    0/0          0/ 0

PENSION PLAN TABLE

    The following table shows estimated annual retirement benefits payable at age 65 under the Retirement Plan for Employees of Oneida Ltd., a qualified defined benefit plan.

FINAL AVERAGE
EARNINGS                                      10 YEARS   20 YEARS   30 YEARS   40 YEARS
--------                                      --------   --------   --------   --------
$100,000....................................  $ 8,576    $17,152    $ 25,728   $ 34,304
 120,000....................................   10,476     20,952      31,428     41,904
 150,000....................................   13,326     26,652      39,978     53,304
 200,000....................................   18,076     36,152      54,228     72,304
 250,000....................................   22,826     45,652      68,478     91,304
 300,000....................................   27,576     55,152      82,728    110,304
 350,000....................................   32,326     64,652      96,978    129,304
 400,000....................................   37,076     74,152     111,228    148,304
 500,000....................................   46,576     93,152     139,728    186,304
 600,000....................................   56,076    112,152     168,228    224,304
 700,000....................................   65,576    131,152     196,728    262,304
 800,000....................................   75,076    150,152     225,228    300,304

    Compensation covered by the Retirement Plan includes base salary and cash incentives reported in the Summary Compensation Table. The normal retirement benefit at age 65 is based on years of service and the average annual compensation during the three highest paid consecutive calendar years from the ten years of employment preceding retirement. Years of service for the purpose of determining benefits for the named executives are P. Kallet -- 35 years, A. Conseur -- 7 years; J. P. Fobare -- 30 years; and J. Joseph -- 15 years.

    The Internal Revenue Code and the Employee Retirement Income Security Act of 1974 limits the amount of benefit that can be paid under the plan to $165,000 and the maximum compensation that can be taken into account in establishing benefits to $205,000.

    In addition to the Retirement Plan for Employees of Oneida Ltd., the named executives also participate in the Oneida Ltd. Employee Stock Ownership Plan, a defined contribution plan. Benefits received under the Employee Stock Ownership Plan are offset against the benefits to be received under the Retirement Plan. Allocations to the executives' Employee Stock Ownership Plan accounts for the past fiscal year are reported in the Summary Compensation Table.

    In addition to the retirement benefits described above, the Company maintains a Restoration Plan for key employees and officers selected by the Compensation Committee. The Chief Executive Officer and the other named executives are participants. The Restoration Plan guarantees (a) the benefit under the Retirement Plan described above as if the limitations imposed by the Internal Revenue Code did not apply, plus (b) an annual retirement allowance equaling 50% for Mr. Kallet and 40% for other participants of their average annual compensation, actuarially reduced if the participant retires before age 62, and offset by the participating officer's other retirement benefits, including restoration benefits. The benefit is forfeited if the participant retires or otherwise terminates employment before age 55. Amendments to the Company's Retirement Plan provide a mechanism for the payment through the Retirement Plan of all or a portion of the benefits due under the Restoration Plan to Mr. Kallet and certain other executive officers of the Company, of whom only Mr. Conseur is among the Company's four other most highly compensated executive officers for the past fiscal year.

    As an employee of the Company's Oneida U.K., Limited subsidiary, Mr. Masson does not participate in the above described Retirement Plan for Employees of Oneida Ltd., Oneida Ltd. Employee Stock Ownership Plan or Restoration Plan. Rather, Mr. Masson participates in the Oneida International Retirement Benefit Scheme, a broad-based, defined contribution group money purchase scheme open to all Oneida U.K., Limited employees who meet specified participation requirements. The benefit contribution formula under this plan is a percentage of each participant's base salary, with executive and managerial employees receiving higher percentages. The plan currently provides Mr. Masson a monthly contribution equal to 15% of his monthly base salary.

EMPLOYMENT AGREEMENTS

    The Company has entered into Change in Control Agreements with Messrs. Kallet, Conseur and Fobare dated November 15, 1999. These agreements, in general, provide that in the event the officer's employment is terminated as a result of a Change in Control, the officer will be entitled to a severance payment equal to 2.99 times his or her average annual compensation (as defined), health insurance for three years following termination and a supplemental pension benefit.

    These agreements define a 'Change in Control' as an event where (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act is or becomes the 'beneficial owner' (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;
(b) during any period of two consecutive years (not including any period prior to the effective date of this Agreement), individuals who at the beginning of such periods constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (c) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a 'Business Combination'), in each case with respect to which stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own directly or indirectly more than 50% of the combined voting power of the Company or other corporation resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the voting securities of the Company; (d) all or substantially all of the assets of the Company are sold, liquidated or distributed; or (e) there occurs a transaction that constitutes a change in the (i) ownership of the Company,
(ii) effective control of the Company or (iii) effective ownership of a substantial portion of the assets of the Company, as determined pursuant to Internal Revenue Code Section 280G and the regulations promulgated thereunder.

    The agreements provide for a full tax gross up for all excise taxes incurred under the 'golden parachute' rules of the Internal Revenue Code.

    The Company's Oneida U.K. Limited subsidiary maintains an Employment Agreement with Mr. Masson dated May 11, 2000. This Agreement establishes the basic terms and conditions of Mr. Masson's employment, including salary, duties and benefits and places specified confidentiality and non-compete obligations on Mr. Masson. Other than in the event of certain specified bad acts, the Company cannot terminate the Agreement except on 6 months prior notice. The Agreement automatically expires when Mr. Masson reaches 65 years of age.

    In 1989 the Board of Directors also approved an Employee Security Plan which provides severance benefits for all eligible employees of the Company who lose their jobs in the event of a Change in Control. Employees are eligible for these benefits if they have one year or more of service. Executive officers who are parties to the agreements described above are not eligible for Employee Security Plan benefits.

EQUITY COMPENSATION PLANS

    The following table Summarizes information about the Company's equity compensation plans as of January 31, 2004. All outstanding awards relate to the Company's common stock.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                     (a)                   (b)                     (c)
                                             -------------------   -------------------     --------------------
                                                                                           NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE
                                                                                           FOR INSURANCE UNDER
                                             NUMBER OF SECURITIES                                EQUITY
                                              TO BE ISSUED UPON      WEIGHTED-AVERAGE       COMPENSATION PLANS
                                                 EXERCISE OF        EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                             OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,       REFLECTED IN
PLAN CATEGORY                                WARRANTS AND RIGHTS   WARRANTS AND RIGHTS        COLUMN (a))
-------------                                -------------------   -------------------        -----------
Equity Compensation Plans Approved by
  Stockholders(1)......................           1,684,200              $14.77               1,765,944(2)

Equity Compensation Plans Not Approved
  by Stockholders(3)...................                   0                   0                       0

    Total..............................           1,684,200              $14.77               1,765,944(2)

---------

(1) Includes the Employee Stock Purchase Plan, as amended, 1998 Stock Option Plan, 2002 Stock Option Plan, 1998 Non-Employee Directors Stock Option Plan, as amended, 2000 Non-Employee Directors Equity Plan, 2003 Non-Employee Directors Stock Option Plan, as amended, and Amended and Restated Restricted Stock Award Plan.

(2) Includes shares remaining for issuance in the following amounts: Employee Stock Purchase Plan -- 612,884; 1998 Stock Option Plan -- 0; 2002 Stock Option Plan -- 921,590; 1998 Non-Employee Directors Stock Option
    Plan -- 0; 2000 Non-Employee Directors Equity Plan -- 23,333; 2003 Non-Employee Directors Stock Option Plan -- 163,000; and Amended and Restated Restricted Stock Award Plan -- 45,137.

(3) There are no equity compensation plans that have not been approved by the Company's Stockholders.

                     REPORT OF THE MANAGEMENT DEVELOPMENT &
                        EXECUTIVE COMPENSATION COMMITTEE

    Decisions on compensation of the Company's executives generally are made by the Management Development and Executive Compensation Committee of the Board of Directors ('Compensation Committee'). This committee currently consists of five non-employee directors of the Company.

    This Compensation Committee report provides the policies and philosophy underlying decisions regarding executive compensation for fiscal year ended 2004 and how they affected Mr. Kallet, in particular, and in general Messrs. Conseur, Fobare, Joseph and Masson -- the four executive officers other than Mr. Kallet who for fiscal year ended 2004 were the Company's most highly paid executive officers.

ONEIDA'S EXECUTIVE COMPENSATION POLICIES

    The Company's executive compensation programs are designed to retain and reward executives who are capable of leading the Company to achieve its business objectives in an industrial and market environment characterized by growth, complexity, competition and change.

    Increasingly, compensation is provided in the form of cash or stock-based incentive plans intended to integrate pay with the Company's annual and long-term performance goals, recognizing both individual initiative and achievements as well as contributions toward overall divisional and corporate performance.

    Executives other than the named executive officers are eligible for selection as participants in the Company's executive incentive plans. Moreover, all employees of the Company's Oneida Silversmiths Division participate in an annual profit sharing plan based on the performance of that business unit. However, these employees typically receive a larger percentage of their compensation in wages or salary than do senior executives.

    As a result of the emphasis on tying executive compensation to business performance, compensation may fluctuate from year to year. Historically, in successful years, a substantial portion of executives' total compensation was earned through incentives. In less profitable years, less or no incentive compensation is paid.

    Annual compensation for Oneida's executive management consists of three elements:

        1. Salary -- In general, salaries are influenced by compensation paid to executives of corporations with similar revenues and scopes of operation. Within that framework, individual salaries reflect personal contribution and performance as well as experience and years of service. In evaluating an executive's personal contribution and performance, the Company considers the individual's contribution to the overall performance of the Company or division; effectiveness in budget management; performance in assigned special projects; and managerial ability.

        2. Annual Cash Incentive -- These annual cash incentive payments are tied directly to corporate or business unit performance:

           a. Corporate -- For executives with corporate responsibilities, their incentive measurements for fiscal year ended 2004 were Return on Equity and Income before Taxes. These two factors reflect the Company's relative emphasis on return and growth; and

           b. Other -- For executives whose responsibilities are limited to a division or subsidiary, incentives are based on their business unit's operating income and cash flow.

        3. Stock Awards and Options -- The Company believes its senior executives should have a greater equity interest in the Company as a way of aligning their interests with those of stockholders. Long-term stock incentive programs have been designed with this interest in mind:

           a. 2002 Stock Option Plan -- This Plan provides an incentive that focuses executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. Because the option price is the fair market value of a share at the time of the grant, stock options are tied to the future performance of stock and will provide value to the recipient only when the price of the stock rises above the option grant price; and

           b. Amended and Restated Restricted Stock Award Plan -- This Plan is intended to promote the growth and profitability of the Company by providing long-term equity rewards to key employees who are expected to have a significant impact on the performance of the Company.

              These awards provide a long-term focus since, in general, the stock is restricted from being sold, transferred or assigned and is forfeitable until it vests.

THE CHIEF EXECUTIVE'S FISCAL YEAR ENDED 2004 COMPENSATION

    SEC regulations require the Compensation Committee to discuss its basis for decisions affecting the chief executive's compensation for the fiscal year ended 2004 in relation to the Company's performance during that fiscal year.

    The Compensation Committee's general approach in setting the chief executive's annual compensation seeks to reflect compensation levels of other corporations with similar revenues and scopes of operation, but to provide a large percentage of his target compensation based on objective long-term performance criteria. This provides an incentive to work toward clearly defined long-term goals while providing stability by giving the chief executive some certainty in the level of his compensation through the non-performance based elements.

    The chief executive's compensation package includes two performance-based incentive programs -- one based on the long-term performance of the Company's stock and the other based on corporate performance during the previous year. These incentive programs have had the effect of more directly tying compensation to the Company's performance.

    In the stock performance-based program, payouts are determined by the average annual growth in earnings per share of the Company's Common Stock over the prior three-year period. In years when the performance goals are met, the chief executive officer may elect to receive his award in cash, restricted stock through the Company's Amended and Restated Restricted Stock Award Plan, or a combination of both. A stock selection is encouraged by setting the election price at 80 percent of the average Common Stock prices on the last day of each of the preceding four fiscal quarters.

    Mr. Kallet earned no incentive under this program during the past fiscal year because its performance goals were not met.

    The remainder of Mr. Kallet's performance-based compensation for fiscal year ended 2004 derived from the program for the chief executive officer which provides for annual cash incentives as well as restricted stock awards based on corporate performance during the preceding fiscal year. The features of this program are:

        1. Payouts are based on a formula of 50 percent Return on Equity and 50 percent Income before Taxes, reflecting the Company's present relative emphasis on return and growth;

        2. The program incorporates base or platform performance objectives which must be met before any payments are made. These performance objectives are set for a two-year period. They are based on goals for good performance, rather than levels which happen to be attainable in a given year; and

        3. In years when performance goals are met, in addition to his cash incentive, the Chief Executive Officer will be considered for a restricted stock award under the Company's Amended and Restated Restricted Stock Award Plan. The value of the stock award will be one-third of the profit sharing payout, with the number of shares determined by market price.

    Mr. Kallet earned no incentives under this program during the past fiscal year because its performance goals were not met.

    Mr. Kallet, with other Company executives, participates in the stock option plan discussed above.

SUBMITTED BY THE MANAGEMENT DEVELOPMENT AND EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Georgia S. Derrico, Chairperson
William F. Allyn
Gregory M. Harden
Peter J. Marshall
William M. Tuck

                         REPORT OF THE AUDIT COMMITTEE

To the Board of Directors

    The Audit Committee is currently comprised of the five directors named below. Each member of the Audit Committee is an independent director as defined by the current New York Stock Exchange rules. The Audit Committee has adopted a written charter, attached hereto as Exhibit A, which has been approved by the Board of Directors.

    We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended January 31, 2004.

    We have discussed with PricewaterhouseCoopers LLP ('PWC') the matters required to be discussed by Statement on Auditing Standards No 61, 'Communication with Audit Committees', as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from PWC required by Independence Standard No. 1, 'Independence Discussions with Audit Committees', as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    We have also considered whether the provision of services by PWC not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended April 26, 2003, July 26, 2003 and October 25, 2003 is compatible with maintaining PWC's independence and have concluded that PWC's independence has not been impaired by their engagement to perform these unrelated services.

    The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor. As part of this approval process, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission rules on auditor independence, as well as whether the independent auditor is best suited to provide the most effective and efficient services, for reasons such as familiarity with the Company's business, operations, staff, accounting systems and the like.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended
January 31, 2004.

Peter J. Marshall, Chairperson
William F. Allyn
Georgia S. Derrico
Gregory M. Harden
William M. Tuck

                              INDEPENDENT AUDITORS

    PricewaterhouseCoopers LLP ('PWC') was the Company's independent auditor for the fiscal year ended January 31, 2004. The Company has been advised by PWC that no member of the firm has or had any financial interest, either direct or indirect, in the Company or any of its subsidiaries during the prior fiscal year, and that it has no connection with the Company or any of its subsidiaries in any capacity other than as public accountants. PWC was paid fees for services provided to the Company for the fiscal years ended January 31, 2004 and January 25, 2003 as follows:

FEE TYPE                                                JANUARY 31, 2004    JANUARY 25, 2003
--------                                                ----------------    ----------------
Audit Fees............................................     $  656,650           $322,120
Audit-Related Fees....................................        194,480             56,970
Tax Fees..............................................        171,610            252,660
All Other Fees........................................        110,720            121,250
                                                           ----------           --------
    Total Fees........................................     $1,133,470           $753,000

    Audit Fees includes fees for services related to the audit of the Company's annual financial statements and review of the Company's quarterly financial statements, that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

    Audit-Related Fees include fees for assurance and related services that are reasonable related to the performance of the audit or review of Oneida's financial statements and are not reported under Audit Fees. The Company's Audit-Related Fees include, primarily, services provided in connection with audits of, and other work related to, the Company's various benefits plans.

    Tax Fees include fees for tax compliance, tax advice and tax planning services. The Company's Tax Fees include, primarily, services provided in connection with the preparation of certain of the Company's and its international subsidiaries' tax returns, as well as preparation of tax returns for certain of the Company's expatriate employees.

    All Other Fees include fees for all other products and services not included in Audit Fees, Audit-Related Fees or Tax Fees. The Company's All Other Fees include services provided in connection with actuarial work related to the Company's various benefit plans, and for Fiscal Year Ended January 2004, services provided in connection with the Company's response to a Securities and Exchange Commission review of the Company's Annual Report for the Fiscal Year Ended January 2003.

    Representatives from PricewaterhouseCoopers LLP are expected to be present at the 2004 Annual Meeting with the opportunity to make a statement and to answer questions from stockholders.

              PROPOSAL TO RATIFY APPROVAL OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors has recommended, and the Board of Directors has affirmed, the reappointment of PricewaterhouseCoopers LLP ('PWC') as independent certified public accountants for the Corporation's fiscal year ended January 29, 2005, subject to ratification by the Corporation's Stockholders. In the event the Stockholders fail to ratify the reappointment of PWC, the selection of alternate independent auditors will be considered by the Audit Committee and the Board of Directors. Since the Corporation's Certificate of Incorporation and By-Laws do not require Stockholder approval or ratification of the Board's appointment of independent auditors, the Audit Committee and the Board of Directors may, in their discretion, appoint alternate independent auditors at any time during the current or any subsequent fiscal year for any reasons they deem in the best interests of the Company, notwithstanding Stockholder ratification of the reappointment of PWC.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors considers PricewaterhouseCoopers LLP to be well qualified and recommends a vote 'FOR' the ratification of the reappointment of PricewaterhouseCoopers LLP.

VOTE REQUIRED

    An affirmative vote of a majority of stockholders present in person or by proxy is necessary for the ratification of the reappointment of PricewaterhouseCoopers LLP.

                      1999-2004 STOCKHOLDERS' RETURN GRAPH

    The following line graph compares the cumulative total stockholder return of the Company's Common Stock with returns for the Russell 2000 Index and a 'Housewares Peer Group' for the period covering the Company's past five fiscal years. Proxy statement disclosure rules adopted by the Securities and Exchange Commission require such a total stockholder return comparison using both a broad-based stock price index and a line-of-business comparator group. The composition of the Russell 2000 Index meets the broad-based stock price index requirement, which permits market capitalization to be a factor. The median market capitalization of the Russell 2000 Index companies was approximately $497 million as of January 31, 2004. The Company's average start-of-year market capitalization for the five-year performance period was $222.5 million.

    The 'Housewares Peer Group' is comprised of those companies, included in the Fall 2003 Investors Business Daily 'Household-Housewares' stock price index, which had market capitalizations of less than $750 million at the start of each of the fiscal years covered by the graph. These companies are: Home Products International, Inc., Libbey Inc. and Lifetime Hoan Corp.

    The return values set forth below and plotted on the graph are based on an initial investment of $100 on January 31, 1999, in the Company's Common Stock, and each of the two comparator investment groups, with all dividends treated as reinvested, and each component company within an investment group weighted by its start-of-year market capitalization.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                      ASSUMES INITIAL INVESTMENT OF $100
                                JANUARY 2004

                                [LINE GRAPH]

                                                          1/31/00         1/31/01         1/31/02         1/31/03         1/31/04
 ONEIDA LTD.                                              149.65          127.52           87.32           81.04           39.56
 RUSSELL 2000 INDEX                                       117.86          122.37          118.14           92.29          145.87
 PEER GROUP                                                97.54          102.23          111.46           83.09          114.96

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR INCLUSION IN 2005 PROXY STATEMENT

    In order to be considered for inclusion in the Company's proxy statement relating to the 2005 Annual Meeting, stockholder proposals must be received at the Company's principal executive offices no later than the close of business on December 24, 2004. Stockholder proposals should be addressed to Catherine H. Suttmeier, Secretary, 163-181 Kenwood Avenue, Oneida Ltd., Oneida, New York 13421.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT 2005 ANNUAL MEETING

    For stockholder proposals that are not submitted for inclusion in the Company's 2005 proxy statement, but are instead sought to be presented directly at the Company's 2005 Annual Meeting of Stockholders, Securities and Exchange Commission rules permit management to vote proxies using their discretionary voting authority if notice of the stockholder proposal is not received on or prior to the close of business on February 24, 2005. Notice of intention to present stockholder proposals at the Company's 2005 Annual Meeting should be addressed to Catherine H. Suttmeier, Secretary, 163-181 Kenwood Avenue, Oneida Ltd., Oneida, New York 13421.

OTHER PROPOSED ACTIONS

    Other than the foregoing, the Board of Directors knows of no matters which will be presented at the Annual Meeting for action by stockholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is anticipated that the proxies will be voted according to the best judgment of the persons acting by authorization of the proxies.

ANNUAL REPORT

    The Company's Annual Report on Form 10-K (the 'Annual Report') for the fiscal year ended January 31, 2004, including the Company's audited financial statements, is included with this mailing. The Company's Annual Report is also available without cost on the 'Investor Information' section of the Company's Internet website at www.oneida.com. A print copy of the Annual Report is also available without cost upon receipt of written request submitted to Oneida Ltd., Investor Relations Department, 163-181 Kenwood Avenue, Oneida, New York 13421.

                                          By Order of the Board of Directors

                                          CATHERINE H. SUTTMEIER

                                          CATHERINE H. SUTTMEIER
                                                Secretary

Oneida, New York
April 30, 2004

                                                                       EXHIBIT A

                           AMENDED & RESTATED CHARTER
                                       OF
                                THE ONEIDA LTD.
                                AUDIT COMMITTEE

PURPOSE

    The Audit Committee (the 'Committee') of the ONEIDA LTD. (the 'Company') Board of Directors (the 'Board') is established by the Board primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

    The Committee is responsible for assisting the Board's oversight of (1) the quality and integrity of the Company's financial statements and related disclosure, (2) the Company's compliance with legal and regulatory requirements,
(3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

COMPOSITION

    1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three (3) members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

    2. Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. At least one (1) member of the Committee must meet the applicable Securities and Exchange Commission definition of financial expert. As of the date of approval of this Charter by the Board, director Peter J. Marshall has been deemed by the Board to qualify as a 'financial expert', as defined by the Securities and Exchange Commission.

    3. Chair. One member of the Committee shall be appointed as the Chair of the Committee by the Board upon recommendation of the Nominating and Corporate Governance Committee.

    4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

OPERATIONS

    1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four (4) times per year. The Committee shall meet separately, periodically, with management, the general counsel, the internal auditors and the independent auditor. The Committee shall also meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

    2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

    3. Report to Board. The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings prior to the date of the next scheduled Board meeting.

    4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

AUTHORITY AND DUTIES

INDEPENDENT AUDITOR'S QUALIFICATIONS AND INDEPENDENCE

    1. The Committee shall be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditor employed by the Company to audit its financial statements.

    2. The Committee shall have the sole authority to preapprove any non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

    3. The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five
       (5) years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead audit partner, consider whether there should be regular rotation of the audit firm.

    4. The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team.

    5. The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit team during the preceding three (3) fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding three (3) fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company's audit team.

FINANCIAL STATEMENTS AND RELATED DISCLOSURE

    1. The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under 'Management's Discussion and Analysis of Financial Condition and Results of Operations,' before the filing of each of the Company's Form 10-K and Form 10-Q.

    2. The Chair of the Committee, or his or her designee, shall review with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

    3. The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response.

    4. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures.

    5. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

    6. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

PERFORMANCE OF THE INTERNAL AUDIT FUNCTION AND OF INDEPENDENT AUDITORS

    1. The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor.

    2. The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls.

    3. The Committee shall review the Company's policies with respect to risk assessment and risk management.

COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS

    1. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

    2. The Committee shall review with the general counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function's organization, responsibilities, plans, results, budget and staffing.

    3. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

    4. The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

    The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

CLARIFICATION OF AUDIT COMMITTEE'S ROLE

    The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

                                                                      Appendix 1


                   ONEIDA LTD. - ANNUAL MEETING MAY 26, 2004
           This Proxy is Solicited on Behalf of the Board of Directors
            Annual Meeting of Stockholders ONEIDA LTD. -- May 26, 2004

       The undersigned, a holder of Common Stock of ONEIDA LTD., hereby appoints GEORGIA S. DERRICO, PETER J. KALLET and CATHERINE H. SUTTMEIER, as Proxies of the undersigned with full power of substitution and revocation, to vote all shares of the stock of Oneida Ltd. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Oneida Ltd. to be held May 26, 2004 and at any adjournments thereof, hereby revoking any other Proxy heretofore given. A majority of said Proxies or their substitutes as shall be present and acting at the said meeting shall have and may exercise all the powers of said Proxies hereunder. The said Proxies are instructed:


                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  ONEIDA LTD.
                                  May 26, 2004


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE           [X]

1. ELECTION of the following nominees as directors for a three-year term expiring May 20, 2007:

                                       NOMINEES:
[ ] FOR ALL NOMINEES                   O W. Allyn
                                       O A. Conseur
                                       O G. Harden
[ ] WITHHOLD AUTHORITY                 O C. Suttmeier
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

2. TO RATIFY the appointment of PricewaterhouseCoopers    FOR   AGAINST  ABSTAIN
   LLP as independent auditors;                           [ ]     [ ]      [ ]

3. To act in their discretion on such other matters as may properly come before said meeting or any adjournment thereof.

Shares will be voted as specified and where no specification is made the vote of the undersigned will be cast FOR the election of directors and FOR the proposal outlined in (2).

IMPORTANT: Please sign, date, and return this Proxy promptly in the accompanying envelope.


--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and     [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                            Date:
                         -------------------------        ----------------------

Signature of Stockholder                           Date:
                         -------------------------      ------------------------


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.







                          STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................ 'SS'